FINANCIAL COMMUNITY PRESENTATION February 9 & 10, 2011 Exhibit 99.1

Some of the following information contains forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections.
Forward-Looking Statements
Certain statements in this presentation are forward-looking as defined in the Private Securities
Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may be beyond our control and may cause our actual future results to differ materially from expectations.  We do not undertake to update our forward-looking statements.  Factors that could affect our results include, but are not limited to: price volatility and demand, particularly in higher margin products;
geologic, equipment and operational risks associated with mining; changes in general economic conditions, including coal and power market conditions; coal mining laws and regulations; the availability and costs of competing energy resources; legislative and regulatory developments; risks associated with environmental laws and compliance, including selenium-related matters; developments in greenhouse gas emission regulation and treatment; labor availability and relations; the outcome of pending or future litigation; changes in the costs to provide healthcare to eligible active employees and certain retirees under postretirement benefit obligations; changes in contribution requirements to multi-employer retiree healthcare and pension funds; reductions of purchases or deferral of shipments by major customers; availability and costs of credit; customer performance and credit risks; inflationary trends; worldwide economic and political conditions; downturns in consumer and company spending;
supplier and contract miner performance and the availability and cost of key equipment and commodities; availability and costs of transportation; the Company’s ability to replace coal reserves;
the outcome of commercial negotiations involving sales contracts or other transactions; our ability to respond to changing customer preferences; failure to comply with debt covenants; the effects of mergers, acquisitions and divestitures; and weather patterns affecting energy demand.  The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to the Company’s Form 10-K and Form 10-Q reports.
Patriot Coal Statement on Forward-Looking Information

3 The Dynamic Global Coal Markets

Global seaborne met demand is expected to continue to increase
0
50
100
150
200
250
300
350
400
2007 2008 2009 2010E 2011F 2012F 2013F
World (ex Asia)
Asia
Source: McCloskey
Expanding Seaborne Met Demand

5 Exports are negative Drivers of Global Coal Demand Global met & thermal coal demand driven by China & India -75 -50 -25 0 25 50 75 100 125 150 175 China India 2005 Note: Imports are positive 2010

Russia, Vietnam
Indonesia, S. Africa,
Why Global Coal Supply is Constrained
Global supply constraints are tightening markets
Australia
Infrastructure constraints limit
long -term supply increase
Record rainfall threatens to
reduce production by 15 -
20Mt in 2011
Infrastructure needed to
supply global demand
China
Constrained rail & truck
infrastructure makes
shipping within China
difficult
Indigenous met coal is
lower quality
Formerly a net exporter,
currently a net importer
India
Plentiful indigenous coal reserves, but
lower quality
Poor transportation infrastructure
Indonesia, S. Africa,
Russia, Vietnam
Dom estic demand increases are
absorbing coal production historically
exported
Declining exports
US
Depleting eastern reserves
Difficult permitting
Stricter implementation of
safety rules
Supply increases will be
difficult
Colombia
Heavy La Nina rains are limiting
production and exports
Australia
Infrastructure constraints limit
Record rainfall threatens to
reduce production by 15
20Mt in 2011
Infrastructure needed to
supply global demand
China
Constrained rail & truck
infrastructure makes
shipping within China
difficult
Indigenous met coal is
lower quality
Formerly a net exporter,
currently a net importer
India
Plentiful indigenous coal reserves, but
lower quality
Poor transportation infrastructure
Dom estic demand increases are
absorbing coal production historically
exported
Declining exports
US
Depleting eastern reserves
Difficult permitting
Stricter implementation of
safety rules
Supply increases will be
difficult
Colombia
Heavy La Nina rains are limiting
production and exports

7 Typical Determination of Price Quantity Supply Demand Quantity Supply Demand Price increases as supply contracts

8 Coal Market Determination of Price Prices are rapidly rising due to the steep supply & demand curves Quantity Supply Demand Quantity Supply Demand

How Markets React to Higher Price
Thermal & met markets are co-dependent
–
Near- to intermediate-term, coal production is a closed
system
Both metallurgical and thermal prices are rising
–
Met prices are rising very rapidly
Coal producer reactions
–
More thermal coal crosses over to met
–
Longer-term, more met mines will be opened or re-opened to
increase supply
Customer reactions
–
Use lower quality met coal
–
Re-direct higher quality met coal to higher priced steel
–
Increase use of electric arc furnaces for steel production
• Uses scrap steel instead of met coal

Scrap Steel Price Dynamics
Scrap steel prices have been steadily rising
0
100
200
300
400
500
600
700
No1 Heavy Melting Export Index, fob East Coast
Shredded Steel Scrap, fob East Coast
No1 Heavy Melting US Index, fob Pittsburgh,
Philadelphia, Chicago
Updated: 1/27/201

Higher European Thermal Import Prices
Higher global thermal prices provide opportunity for U.S. exports
0
20
40
60
80
100
120
140
160
180
200
220
API2 Prompt Quarter
API2 Forward, 1/31/11
CAPP Netback
CAPP Prompt & Forward
Updated:
02/02/11
Source:  McCloskey
0
20
40
60
80
100
120
140
160
180
200
220
API2 Prompt Quarter
API2 Forward, 1/31/11
CAPP Netback
CAPP Prompt & Forward
Updated:
02/02/11
Source:  McCloskey

Higher U.S. industrial production will create more coal demand
-
2
4
6
8
10
12
14
16
18
97 98 99 00 01 02 03 04 05 06 07 08 09 10 11E 12E 13E 14E 15E 16E
Note: Data provided by CSM Worldwide
Rebounding U.S. Automobile Production

13 How PCX Will Participate in Strong Coal Markets

14 Bolt-on Acquisitions Increased Market Cap Organic Growth Expanding Revenues & Cash Flow Transformational M&A Patriot’s Growth Cycle PCX Foundation of Strength & Potential

PCX – Strength & Potential
1.8 billion tons of proven and probable
reserves
Multiple basins, mining operations & shipping
options
Leading producer of metallurgical coal
Highest Btu basins – CAPP, NAPP, ILB
Strong safety culture
Significant leverage to rising prices
Meaningful EBITDA upside in 2012 & 2013
from expiration of legacy contracts
Project pipeline to capitalize on opportunities
Organic metallurgical coal growth
7 new mines in next 2 years
Targeting more than 11.0 million tons
production by 2013
Targeting 40.0 million tons total production
within 5 years
Proven M&A track record
Expanding
Revenue
& Cash Flow
Organic Growth
and M&A
Foundation of
Strength &
Potential

Product Diversification
0% 25% 50% 75% 100%
APP
CAPP thermal NAPP
ILB
ILB
Underground
Surface
2010 Tons Sold
30.9 Million Tons
Mining Method
67% Reserves
1.8 Billion Tons
Diverse locations, products & mining methods
Significant met coal exports
2010 Met Shipments Domestic Export
Met

Advantage of Diversity
Multiple Basins & Coal Qualities:
Northern Appalachia Thermal
Federal
Central Appalachia Metallurgical
Kanawha Eagle
Panther
Rocklick
Wells
Central Appalachia Thermal
Big Mountain
Blue Creek
Campbell’s Creek
Corridor G
Logan County
Paint Creek
Illinois Basin Thermal
Bluegrass
Dodge Hill
Highland
Multiple quality & transportation options
Transportation Optionality:
Rail
Barge
East Coast & Gulf exports
IL
OH
KY
WV
MO
New Orleans
Baltimore
Newport News
Norfolk

0
2
4
6
8
10
12
14
16
18
Metallurgical Appalachia
Thermal
Illinois Basin
Priced Unpriced
Leverage to Higher Pricing in 2011
48 - 53 40 Illinois Basin
$65 - $85
TBD
Current
Market
59
$127
Priced
Business
Metallurgical
Appalachia
Thermal
Significant leverage to higher pricing in 2011
50% Rocklick
& Wells; 50%
Panther-type

48 – 53 49 Illinois Basin
$70 - $90
NA
Current
Market
$57
NA
Priced
Business
Metallurgical
Appalachia
Thermal
Significant leverage to higher pricing in 2012
Leverage to Higher Pricing in 2012
0
2
4
6
8
10
12
14
16
18
Metallurgical Appalachia
Thermal
Illinois Basin
Priced

20 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 Patriot Met Coal Expansion Plans Opening 7 new met mines to meet rising worldwide demand +60% increase

21 0% 5% 10% 15% 20% 25% 30% 35% 2009 2010 2011 2012 2013 Increasing Met Exposure Expanding high-margin met coal as a percent of total production +85% increase

Impact of Legacy Thermal Contracts
$0
$50
$100
$150
$200
Current
Market
Less
$5.00/ton
Current
Market
Current
Market
Plus
$5.00/ton
6.5 million tons to be repriced over the next 24 months
$0
$50
$100
$150
$200
Current
Market
Less
$5.00/ton
Current
Market
Current
Market
Plus
$5.00/ton
2012 2013

Price Sensitivity
Increase in Price per Ton
Higher prices have a dramatic impact on EBITDA
* Assumes 23 million tons thermal, 8 million tons met, 15% taxes/royalties
Thermal
Met
$0
$100
$200
$300
$400
$500
$5 $10 $15 $20

24 Financial Metrics EBITDA (in Millions) EBITDA per ton 28% increase $0 $25 $50 $75 $100 $125 $150 2008 2009 2010 50% increase $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00

25 Bolt-on Acquisitions Increased Market Cap Organic Growth Expanding Revenues & Cash Flow Transformational M&A Patriot’s Growth Cycle PCX Foundation of Strength & Potential

FINANCIAL COMMUNITY PRESENTATION February 9 & 10, 2011 Contact: Janine Orf Director, Investor Relations 314.275.3680 jorf@patriotcoal.com

$(48.0)
(0.5)
12.8
(57.4)
(15.2)
(63.0)
121.5
(188.1)
$141.9
2010
- - Income tax provision
$127.2
16.6
(38.1)
(20.2)
(35.1)
298.6
(205.3)
$110.7
2009
- Restructuring & Impairment Charge
249.5 Sales Contract Accretion, net
$142.7
17.2
(23.6)
(19.2)
(125.4)
$44.2
2008
EBITDA
Net Income (Loss)
Interest Income
Reclamation & Remediation
Obligation Expense
Depreciation, Depletion &
Amortization
Interest Expense
Reconciliation of EBITDA to Net Income
($ in Millions)